UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2014

Date of Report

(Date of earliest event reported)

SUGARMADE, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23446	94-300888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 N. Sunset Ave. City of Industry, CA. 91744

(Address of Principal Executive Offices)

(888) 982-1628
(Registrant’s Telephone Number, including area code)

2269 Chestnut Street, Suite 925, San Francisco, CA 94123
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Changes in Registrant's Certifying Accountant

Item 4.01 Changes in Registrant's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On November 11, 2014, Sugarmade, Inc. (the “Company”) dismissed its independent registered public accounting firm, Anton & Chia, LLC (“Anton”).
(ii)	The reports of Anton on the financial statements of the Company as of June 30, 2013 and 2012, and the related statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the two years then ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.
(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.
(iv)	During the Company’s two fiscal years ended June 30, 2013 and 2012 and any subsequent interim periods through November 11, 2014, the date of dismissal, (a) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
(v)	On November 11, 2014 the Company provided Anton with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

 On November 11, 2014, the Board of Directors of the Company engaged MJF & Associates, APC (“MJF”) as its new independent registered public accounting firm. During the two fiscal years ended June 30, 2013 and 2012 and any subsequent interim periods through November 11, 2014, the date of engagement of MJF, neither the Company, nor someone on its behalf, has consulted MJF regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro-Forma Financial Statements: None
(c)	Exhibits:

Exhibit No.

16.1	Letter from Anton & Chia LLC addressed to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: November 11, 2014	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer